Exhibit 99.1

Teradyne Reports Strong Revenue and Earnings Growth in Second Quarter and First Half 2017

•	Q2’17 revenue of $697 million, up 31% from Q2’16 and 53% from Q1’17

•	First half 2017 revenue up 20% from first half 2016

•	Semiconductor Test revenue increased 36% from Q2’16; 1H’17 up 22% from 1H’16

•	Universal Robots (UR) revenue increased 57% from Q2’16; 1H’17 up 81% from 1H’16

	Q2’17	Q2’16	Q1’17	1H’17	1H’16
Orders (mil)	$462	$471	$595	$1,056	$860
Revenue (mil)	$697	$532	$457	$1,154	$963
GAAP EPS	$0.87	$(1.10)	$0.42	$1.29	$(0.85)
Non-GAAP EPS	$0.90	$0.55	$0.44	$1.34	$0.86

NORTH READING, Mass. – July 26, 2017 – Teradyne, Inc. (NYSE: TER) reported revenue of $697 million for the second quarter of 2017 of which $593 million was in Semiconductor Test, $39 million in Industrial Automation (UR), $37 million in System Test, and $28 million in Wireless Test. GAAP net income for the second quarter was $175.0 million or $0.87 per share. On a non-GAAP basis, Teradyne’s net income in the second quarter was $181.5 million, or $0.90 per diluted share, which excluded acquired intangible assets amortization, non-cash convertible debt interest, pension actuarial gains, restructuring and other charges, and included the related tax impact on non-GAAP adjustments.

Orders in the second quarter of 2017 were $462 million of which $369 million were in Semiconductor Test, $33 million in Industrial Automation (UR), $30 million in Wireless Test, and $29 million in System Test.

“Continued strong performance in our Semiconductor Test Business and Universal Robots drove our second quarter sales up 31% and EPS up 64% compared to last year’s second quarter,” said CEO and President Mark Jagiela. “Semiconductor Test shipments grew 36% year on year reflecting continued strength in mobile and microcontroller test and increasing demand in memory and analog test. Universal Robots shipments increased 57% from Q2’16 and sales continue to broaden with our expanding distribution reach and growing customer awareness of the powerful economic benefits of UR’s collaborative robots.”

“Looking ahead to the 2nd half of 2017, we expect the normal seasonal pattern of slowing mobile device test shipments in Semiconductor Test and continued 50% plus growth at Universal Robots.”

Guidance for the third quarter of 2017 is revenue of $455 million to $485 million, with GAAP net income of $0.35 to $0.42 per diluted share and non-GAAP net income of $0.39 to $0.46 per diluted share. Non-GAAP guidance excludes acquired intangible assets amortization, non-cash convertible debt interest, and includes the related tax impact on non-GAAP adjustments.

Webcast

A conference call to discuss the second quarter results, along with management’s business outlook, will follow at 10 a.m. ET, Thursday, July 27. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. Presentation materials will be available starting at 10 a.m. ET. A replay will be available on the Teradyne website at www.teradyne.com/investors.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Non-GAAP income from operations and non-GAAP net income exclude acquired intangible assets amortization, non-cash convertible debt interest, pension actuarial gains and losses, discrete income tax adjustments, goodwill impairment, acquired intangible assets impairment, and restructuring and other. GAAP requires that these items be included in determining income from operations and net income. Non-GAAP income from operations, non-GAAP net income, non-GAAP income from operations and non-GAAP net income as a percentage of revenue, and non-GAAP net income per share are non-GAAP performance measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. These non-GAAP performance measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors. Non-GAAP gross margin excludes pension actuarial gains and losses. GAAP requires that these items be included in determining gross margin. Non-GAAP gross margin dollar amount and percentage are non-GAAP performance measures that management believes provide useful supplemental information for management and the investor. Management uses non-GAAP gross margin as a performance measure for Teradyne’s current core business and future outlook and for comparison with Teradyne’s business plan, historical gross margin results and the gross margin results of Teradyne’s competitors. Management believes each of these non-GAAP performance measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The non-GAAP performance measures discussed in this press release may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NYSE:TER) is a leading supplier of automation equipment for test and industrial applications. Teradyne Automatic Test Equipment (ATE) is used to test semiconductors, wireless products, data storage and complex electronic systems, which serve consumer, communications, industrial and government customers. Our Industrial Automation products include collaborative robots used by global manufacturing and light industrial customers to improve quality and increase manufacturing efficiency. In 2016, Teradyne had revenue of $1.75 billion and currently employs approximately 4,400 people worldwide. For more information, visit www.teradyne.com. Teradyne(R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries.

Safe Harbor Statement

This release contains forward-looking statements regarding Teradyne’s future business prospects, results of operations, market conditions, earnings per share, the payment of a quarterly dividend, the repurchase of Teradyne common stock pursuant to a share repurchase program, use of proceeds and potential dilution from the senior convertible notes offering and potential borrowings under a senior secured credit facility. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance, events, earnings per share, use of cash, payment of dividends, repurchases of common stock, payment of the senior convertible notes or availability of, or borrowing under, the credit facility. There can be no assurance that management’s estimates of Teradyne’s future results or other forward-looking statements will be achieved. Additionally, the current dividend and share repurchase programs may be modified, suspended or discontinued at any time. Important factors that could cause actual results, earnings per share, use of cash, dividend payments, repurchases of common stock, payment of the senior convertible notes or borrowings under the credit facility to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased or delayed product demand from one or more significant customers; development, delivery and acceptance of new products; the ability to grow Universal Robots’ business; increased research and development spending; deterioration of Teradyne’s financial condition; the consummation and success of any mergers or acquisitions; unexpected cash needs; insufficient cash flow to make required payments and pay the principal amount on the senior convertible notes; the business judgment of the board of directors that a declaration of a dividend, the repurchase of common stock or borrowing under the credit facility is not in the company’s best interests; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the Quarterly Report on Form 10-Q for the period ended April 2, 2017. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR SECOND FISCAL QUARTER OF 2017

CONDENSED CONSOLIDATED OPERATING STATEMENTS

(In thousands, except per share amounts)

	Quarter Ended			Six Months Ended
	July 2, 2017	April 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Net revenues	$696,901	$456,913	$531,792	$1,153,814	$962,787
Cost of revenues (exclusive of acquired intangible assets amortization shown separately below) (1) (2)	305,682	191,980	248,922	497,662	449,584

Gross profit	391,219	264,933	282,870	656,152	513,203

Operating expenses:
Engineering and development (1)	81,728	76,182	76,109	157,910	149,573
Selling and administrative (1)	89,131	84,906	81,425	174,037	160,599
Acquired intangible assets amortization	8,166	7,952	16,244	16,118	36,238
Restructuring and other (3)	2,288	2,511	2,608	4,799	4,195
Goodwill impairment (4)	—	—	254,946	—	254,946
Acquired intangible assets impairment (4)	—	—	83,339	—	83,339

Operating expenses	181,313	171,551	514,671	352,864	688,890

Income (loss) from operations	209,906	93,382	(231,801)	303,288	(175,687)

Interest and other (5)	(3,029)	(1,366)	984	(4,395)	2,062

Income (loss) before income taxes	206,877	92,016	(230,817)	298,893	(173,625)

Income tax provision (benefit)	31,901	6,795	(7,271)	38,696	(65)

Net income (loss)	$174,976	$85,221	$(223,546)	$260,197	$(173,560)

Net income (loss) per common share:
Basic	$0.88	$0.43	$(1.10)	$1.30	$(0.85)

Diluted	$0.87	$0.42	$(1.10)	$1.29	$(0.85)

Weighted average common shares—basic	198,774	200,005	203,018	199,390	203,645

Weighted average common shares—diluted (6)	201,529	201,936	203,018	201,732	203,645

Cash dividend declared per common share	$0.07	$0.07	$0.06	$0.14	$0.12

Net orders	$461,606	$594,733	$470,983	$1,056,339	$860,400

(1) Pension actuarial gains included in our operating results were as follows:
	Quarter Ended			Six Months Ended
	July 2, 2017	April 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Cost of revenues	$(664)	$—	$(221)	$(664)	$(614)
Engineering and development	(746)	—	(221)	(746)	(615)
Selling and administrative	(1,094)	—	(227)	(1,094)	(633)

	$(2,504)	$—	$(669)	$(2,504)	$(1,862)

(2) Cost of revenues includes:
	Quarter Ended			Six Months Ended
	July 2, 2017	April 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Provision for excess and obsolete inventory	$2,569	$2,726	$7,742	$5,295	$12,115
Sale of previously written down inventory	(2,149)	(1,134)	(5,151)	(3,283)	(6,319)

	$420	$1,592	$2,591	$2,012	$5,796

(3) Restructuring and other consists of:
	Quarter Ended			Six Months Ended
	July 2, 2017	April 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Contingent consideration fair value adjustment	$1,499	$634	$1,305	$2,133	$2,478
Employee severance	789	583	1,303	1,372	1,717
Facility related	—	1,294	—	1,294	—
Impairment of fixed assets and expenses related to Japan earthquake	—	—	5,051	—	5,051
Property insurance recovery	—	—	(5,051)	—	(5,051)

	$2,288	$2,511	$2,608	$4,799	$4,195

(4) Goodwill and acquired intangible assets impairment related to Teradyne’s Wireless Test business segment.

(5) Interest and other includes:
	Quarter Ended			Six Months Ended
	July 2, 2017	April 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Non-cash convertible debt interest expense	$3,088	$3,050	$—	$6,138	$—

(6)	Under GAAP, when calculating diluted earnings per share, convertible debt must be assumed to have converted if the effect on EPS would be dilutive. Diluted shares assume the conversion of the convertible debt as the effect would be dilutive. Accordingly, for the quarter ended July 2, 2017 and for the six months ended July 2, 2017, 0.7 million and 0.3 million shares, respectively, have been included in diluted shares.

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	July 2, 2017	December 31, 2016
Assets
Cash and cash equivalents	$598,349	$307,884
Marketable securities	809,338	871,024
Accounts receivable, net	405,946	192,444
Inventories, net	153,645	135,958
Prepayments	105,960	108,454
Other current assets	6,787	8,039

Total current assets	2,080,025	1,623,803

Property, plant and equipment, net	258,017	253,821
Marketable securities	212,501	433,843
Deferred tax assets	125,204	107,405
Other assets	12,429	12,165
Retirement plan assets	9,231	7,712
Acquired intangible assets, net	90,603	100,401
Goodwill	242,215	223,343

Total assets	$3,030,225	$2,762,493

Liabilities
Accounts payable	$103,454	$95,362
Accrued employees’ compensation and withholdings	122,246	109,944
Deferred revenue and customer advances	81,087	84,478
Other accrued liabilities	66,176	51,382
Contingent consideration	22,432	1,050
Accrued income taxes	43,812	30,480

Total current liabilities	439,207	372,696

Retirement plans liabilities	111,688	106,938
Long-term deferred revenue and customer advances	32,679	23,463
Deferred tax liabilities	10,714	12,144
Long-term other accrued liabilities	11,061	28,642
Long-term contingent consideration	16,983	37,282
Long-term debt	359,245	352,669

Total liabilities	981,577	933,834

Shareholders’ equity	2,048,648	1,828,659

Total liabilities and shareholders’ equity	$3,030,225	$2,762,493

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)

	Quarter Ended		Six Months Ended
	July 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Cash flows from operating activities:
Net income (loss)	$174,976	$(223,546)	$260,197	$(173,560)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	16,331	15,976	32,474	32,168
Amortization	11,342	16,710	22,412	37,180
Stock-based compensation	8,367	7,532	17,312	15,457
Provision for excess and obsolete inventory	2,569	7,742	5,295	12,115
Contingent consideration adjustment	1,499	1,305	2,133	2,478
Deferred taxes	(86)	(15,962)	(3,563)	(21,458)
Retirement plan actuarial gains	(2,504)	(669)	(2,504)	(1,862)
Goodwill impairment	—	254,946	—	254,946
Acquired intangible assets impairment	—	83,339	—	83,339
Impairment of fixed assets	—	4,179	—	4,179
Property insurance recovery	—	(5,051)	—	(5,051)
Other	1,151	92	1,153	576

Changes in operating assets and liabilities:
Accounts receivable	(90,397)	(95,678)	(214,189)	(138,230)
Inventories	54,003	30,924	(8,149)	30,222
Prepayments and other assets	3,321	(12,509)	4,425	(13,657)
Accounts payable and accrued expenses	22,002	34,745	14,449	(6,040)
Deferred revenue and customer advances	8,645	77,777	5,312	106,072
Retirement plans contributions	(1,036)	(1,048)	(1,983)	(2,298)
Income taxes	20,130	58	34,418	6

Net cash provided by operating activities	230,313	180,862	169,192	216,582

Cash flows from investing activities:
Purchases of property, plant and equipment	(23,901)	(26,259)	(45,967)	(46,593)
Purchases of available-for-sale marketable securities	(181,502)	(215,533)	(334,819)	(437,311)
Proceeds from maturities of available-for-sale marketable securities	219,423	54,566	307,607	128,024
Proceeds from sales of available-for-sale marketable securities	99,661	95,428	313,254	334,798
Proceeds from property insurance	—	5,051	—	5,051

Net cash provided by (used for) investing activities	113,681	(86,747)	240,075	(16,031)

Cash flows from financing activities:
Issuance of common stock under stock purchase and stock option plans	131	8,756	15,215	17,896
Repurchase of common stock	(56,598)	(28,782)	(94,328)	(56,783)
Dividend payments	(13,904)	(12,172)	(27,925)	(24,425)
Payments related to net settlement of employee stock compensation awards	(149)	(180)	(12,438)	(9,152)
Payments of contingent consideration	—	—	(1,050)	(11,697)

Net cash used for financing activities	(70,520)	(32,378)	(120,526)	(84,161)

Effects of exchange rate changes on cash and cash equivalents	129	—	1,724	—

Increase in cash and cash equivalents	273,603	61,737	290,465	116,390
Cash and cash equivalents at beginning of period	324,746	319,358	307,884	264,705

Cash and cash equivalents at end of period	$598,349	$381,095	$598,349	$381,095

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended
	July 2, 2017	% of Net Revenues			April 2, 2017	% of Net Revenues			July 3, 2016	% of Net Revenues
Net revenues	$696.9				$456.9				$531.8

Gross profit - GAAP	$391.2	56.1%			$264.9	58.0%			$282.9	53.2%
Pension mark-to-market adjustment (1)	(0.7)	-0.1%			—	—			(0.2)	0.0%

Gross profit - non-GAAP	$390.5	56.0%			$264.9	58.0%			$282.7	53.2%

Income (loss) from operations - GAAP	$209.9	30.1%			$93.4	20.4%			$(231.8)	-43.6%
Acquired intangible assets amortization	8.2	1.2%			8.0	1.8%			16.2	3.0%
Restructuring and other (2)	2.3	0.3%			2.5	0.5%			2.6	0.5%
Pension mark-to-market adjustment (1)	(2.5)	-0.4%			—	—			(0.7)	-0.1%
Goodwill impairment (3)	—	—			—	—			254.9	47.9%
Acquired intangible assets impairment (3)	—	—			—	—			83.3	15.7%

Income from operations - non-GAAP	$217.9	31.3%			$103.9	22.7%			$124.5	23.4%

			Net Income per Common Share				Net Income per Common Share				Net (Loss) Income per Common Share
	July 2, 2017	% of Net Revenues	Basic	Diluted	April 2, 2017	% of Net Revenues	Basic	Diluted	July 3, 2016	% of Net Revenues	Basic	Diluted
Net income (loss) - GAAP	$175.0	25.1%	$0.88	$0.87	$85.2	18.6%	$0.43	$0.42	$(223.5)	-42.0%	$(1.10)	$(1.10)
Acquired intangible assets amortization	8.2	1.2%	0.04	0.04	8.0	1.8%	0.04	0.04	16.2	3.0%	0.08	0.08
Interest and other (4)	3.1	0.4%	0.02	0.02	3.1	0.7%	0.02	0.02	—	—	—	—
Restructuring and other (2)	2.3	0.3%	0.01	0.01	2.5	0.5%	0.01	0.01	2.6	0.5%	0.01	0.01
Pension mark-to-market adjustment (1)	(2.5)	-0.4%	(0.01)	(0.01)	—	—	—	—	(0.7)	-0.1%	(0.00)	(0.00)
Goodwill impairment (3)	—	—	—	—	—	—	—	—	254.9	47.9%	1.26	1.24
Acquired intangible assets impairment (3)	—	—	—	—	—	—	—	—	83.3	15.7%	0.41	0.41
Exclude discrete tax adjustments (5)	0.5	0.1%	0.00	0.00	(7.0)	-1.5%	(0.04)	(0.03)	25.1	4.7%	0.12	0.12
Non-GAAP tax adjustments (6)	(5.1)	-0.7%	(0.03)	(0.03)	(3.1)	-0.7%	(0.02)	(0.02)	(45.5)	-8.6%	(0.22)	(0.22)

Net income - non-GAAP	$181.5	26.0%	$0.91	$0.90	$88.7	19.4%	$0.44	$0.44	$112.4	21.1%	$0.55	$0.55

GAAP and non-GAAP weighted average common shares - basic	198.8				200.0				203.0
GAAP weighted average common shares - diluted	201.5				201.9				203.0
Exclude dilutive shares from convertible note	(0.7)				—				—
Include dilutive shares	—				—				1.9

Non-GAAP weighted average common shares - diluted	200.8				201.9				204.9

(1) Actuarial gains recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.

(2) Restructuring and other consists of:
	Quarter Ended
	July 2, 2017	April 2, 2017	July 3, 2016
Contingent consideration fair value adjustment	$1.5	$0.6	$1.3
Employee severance	0.8	0.6	1.3
Facility related	—	1.3	—
Impairment of fixed assets and expenses related to Japan earthquake	—	—	5.1
Property insurance recovery	—	—	(5.1)

	$2.3	$2.5	$2.6

(3)	Goodwill and acquired intangible assets impairment related to Teradyne’s Wireless Test business segment.

(4)	For the quarters ended July 2, 2017 and April 2, 2017, interest and other included non-cash convertible debt interest expense.

(5)	For the quarters ended July 2, 2017, April 2, 2017 and July 3, 2016 adjustment to exclude discrete income tax items. For the quarter ended July 3, 2016, adjustment to treat Wireless Test business segment goodwill and intangible assets impairments as discrete tax items.

(6)	For periods after December 31, 2016, the non-GAAP annual effective tax rate is based on a with and without calculation with respect to non-GAAP reconciling items.

	Six Months Ended
	July 2, 2017	% of Net Revenues	July 3, 2016	% of Net Revenues
Net Revenues	$1,153.8		$962.8

Gross profit - GAAP	$656.1	56.9%	$513.2	53.3%
Pension mark-to-market adjustment (1)	(0.7)	-0.1%	(0.6)	-0.1%

Gross profit - non-GAAP	$655.4	56.8%	$512.6	53.2%
Income (loss) from operations - GAAP	$303.3	26.3%	$(175.7)	-18.2%
Acquired intangible assets amortization	16.1	1.4%	36.2	3.8%
Restructuring and other (2)	4.8	0.4%	4.2	0.4%
Pension mark-to-market adjustment (1)	(2.5)	-0.2%	(1.9)	-0.2%
Goodwill impairment (3)	—	—	254.9	26.5%
Acquired intangible assets impairment (3)	—	—	83.3	8.7%

Income from operations - non-GAAP	$321.7	27.9%	$201.0	20.9%

			Net Income per Common Share				Net (Loss) Income per Common Share
	July 2, 2017	% of Net Revenues	Basic	Diluted	July 3, 2016	% of Net Revenues	Basic	Diluted
Net income (loss) - GAAP	$260.2	22.6%	$1.30	$1.29	$(173.6)	-18.0%	$(0.85)	$(0.85)
Acquired intangible assets amortization	16.1	1.4%	0.08	0.08	36.2	3.8%	0.18	0.18
Interest and other (4)	6.1	0.5%	0.03	0.03	—	—	—	—
Restructuring and other (2)	4.8	0.4%	0.02	0.02	4.2	0.4%	0.02	0.02
Pension mark-to-market adjustment (1)	(2.5)	-0.2%	(0.01)	(0.01)	(1.9)	-0.2%	(0.01)	(0.01)
Goodwill impairment (3)	—	—	—	—	254.9	26.5%	1.25	1.24
Acquired intangible assets impairment (3)	—	—	—	—	83.3	8.7%	0.41	0.41
Exclude discrete tax adjustments (5)	(6.5)	-0.6%	(0.03)	(0.03)	22.7	2.4%	0.11	0.11
Non-GAAP tax adjustments (6)	(8.2)	-0.7%	(0.04)	(0.04)	(49.0)	-5.1%	(0.24)	(0.24)

Net income - non-GAAP	$270.0	23.4%	$1.35	$1.34	$176.8	18.4%	$0.87	$0.86

GAAP and non-GAAP weighted average common shares - basic	199.4				203.6
GAAP weighted average common shares - diluted	201.7				203.6
Exclude dilutive shares from convertible note	(0.3)				—
Include dilutive shares	—				1.7

Non-GAAP weighted average common shares - diluted	201.4				205.3

(1) Actuarial gains recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.

(2) Restructuring and other consists of:
	Six Months Ended
	July 2, 2017				July 3, 2016
Contingent consideration fair value adjustment	$2.1				$2.5
Employee severance	1.4				1.7
Facility related	1.3				—
Impairment of fixed assets and expenses related to Japan earthquake	—				5.1
Property insurance recovery	—				(5.1)

	$4.8				$4.2

(3)	Goodwill and acquired intangible assets impairment related to Teradyne’s Wireless Test business segment.

(4)	For the six months ended July 2, 2017, interest and other included non-cash convertible debt interest expense.

(5)	For the six months ended July 2, 2017 and July 3, 2016, adjustment to exclude discrete income tax items. For the six months ended July 3, 2016, adjustment to treat Wireless Test business segment goodwill and intangible assets impairments as discrete tax items.

(6)	For periods after December 31, 2016, the non-GAAP annual effective tax rate is based on a with and without calculation with respect to non-GAAP reconciling items.

GAAP to Non-GAAP Reconciliation of Third Quarter 2017 guidance:

GAAP and non-GAAP third quarter revenue guidance:	$455 million	to	$485 million
GAAP net income per diluted share	$0.35		$0.42
Exclude acquired intangible assets amortization	0.04		0.04
Exclude non-cash convertible debt interest	0.02		0.02
Non-GAAP tax adjustment	(0.02)		(0.02)

Non-GAAP net income per diluted share	$0.39		$0.46

For press releases and other information of interest to investors, please visit Teradyne’s homepage at http://www.teradyne.com.

Contact: Teradyne, Inc.

              Andy Blanchard 978-370-2425

              Vice President of Corporate Relations